EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of LiveRamp Holdings, Inc. (the “Company”) for the period ending September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lauren Dillard, Interim Chief Financial Officer, Senior Vice President of Finance and Investor Relations of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lauren Dillard
Lauren Dillard
Interim Chief Financial Officer, Senior Vice President of Finance and Investor Relations
November 8, 2023